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                                                                [EX.-99.906CERT]

                                                                     Exhibit (b)

                           SECTION 906 CERTIFICATIONS

     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                          By: /s/ Stephen P. Fisher
                                              ----------------------------------
                                              Stephen P. Fisher
                                              President and Principal Executive
                                              Officer

                                          Date: August 4, 2008


                                          By: /s/ Jack R. Benintende
                                              ----------------------------------
                                              Jack R. Benintende
                                              Treasurer and Principal Financial
                                              and Accounting Officer

                                          Date: August 4, 2008